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                                 EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Bionx Implants, Inc.

         We consent to the use of our report dated February 3, 1999, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the registration statement and related prospectus.


/s/KPMG LLP
Philadelphia, Pennsylvania
January 14, 2000